Supplement Dated December 18, 2018
To The Prospectus Dated April 30, 2018, as amended

JNL Series Trust
(The "Trust")

Please note that the changes may impact your variable annuity and/or variable life product(s).

Proposed Reorganization of JNL/Mellon Capital 10 x 10 Fund

On December 10-12, 2018, the Board of Trustees (the "Board") of the Trust approved the proposed reorganization of the JNL/Mellon Capital 10 x 10 Fund (the "10 x 10 Fund" or the "Acquired Fund") into the JNL/Mellon Capital Index 5 Fund (the "Index 5 Fund" of the "Acquiring Fund"), each a series of the Trust (the "Reorganization").

Because applicable legal requirements do not require shareholder approval of the Reorganization and because the Board has determined that the Reorganization is in the best interests of the 10 x 10 Fund and its shareholders, the 10 x 10 Fund shareholders are not being asked to vote on the Reorganization.  It is expected that the Reorganization will be effective as of the close of business on or about April 26, 2019 (the "Closing Date").

Under the terms of the proposed Plan of Reorganization, the 10 x 10 Fund's assets and liabilities will be transferred to the Index 5 Fund in return for shares of the Index 5 Fund having an aggregate net asset value equal to the 10 x 10 Fund's net assets as of the valuation date. These Index 5 Fund shares will be distributed pro rata to shareholders of the 10 x 10 Fund in exchange for their fund shares. Current 10 x 10 Fund shareholders will thus become shareholders of the Index 5 Fund and receive shares of the Index 5 Fund with a total net asset value equal to that of their shares of the 10 x 10 Fund at the time of Reorganization.  Shareholders will not pay any sales charges in connection with the Reorganization.

The Reorganization is expected to be treated as a "partnership merger" under Treasury Regulations under Section 708 of the Internal Revenue Code of 1986, as amended. The Reorganization is not expected to be a taxable event for federal income tax purposes for shareholders and is not expected to result in any material adverse federal income tax consequences to shareholders of the 10 x 10 Fund.

The investment objectives of the 10 x 10 Fund and the Index 5 Fund are similar.  The Funds also employ similar principal investment strategies in seeking to achieve those objectives.  The Funds also have similar risk profiles.  A full description of the Index 5 Fund and the terms of the Reorganization will be contained in a combined information statement/prospectus, which is expected to be mailed to shareholders of the 10 x 10 Fund on or about February 14, 2019.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of the Index 5 Fund, nor is it a solicitation of any proxy.  For more information regarding the Index 5 Fund or to receive a free copy of the combined proxy statement/prospectus relating to the Reorganization (once a registration statement relating to the Reorganization has been filed with the Securities and Exchange Commission ("SEC") and has become effective) that contains important information about fees, expenses, and risk considerations, please contact us at contact us at prospectusrequest@jackson.com.  The combined proxy statement/prospectus will also be available for free on the SEC's web site (www.sec.gov).  Please read the combined proxy statement/prospectus carefully before making any investment decisions.

Sub-Adviser Appointment and Name, Investment Objective, Investment Strategy, and Primary and Secondary Benchmark Changes for the JNL/Franklin Templeton Founding Strategy Fund

On December 10-12, 2018, the Board of Trustees (the "Board") of the Trust approved the appointment of  Franklin Advisers, Inc. ("Franklin") as the  sub-adviser ("Sub-Adviser Appointment") for the JNL/Franklin Templeton Founding Strategy Fund (the "Fund"), as well as changes to the Fund's name, investment objective, investment strategy, and primary and secondary benchmarks (the "Strategy Changes").

In connection with the Sub-Adviser Appointment, the Board approved an amendment to the Amended and Restated Investment Sub-Advisory Agreement between JNAM and Franklin Advisers, Inc. ("Franklin"), appointing Franklin as a sub-adviser for the Fund and implementing a new sub-advisory fee structure ("Sub-Advisory Agreement Amendment").  Franklin currently serves as a sub-adviser to another fund of the Trust.

In connection with the Strategy Changes, the Board approved amendments to the following agreements revising the Fund's advisory fee and administrative fee structures:  1) Amended and Restated Investment Advisory and Management Agreement between the Trust and Jackson National Asset Management, LLC ("JNAM") ("Advisory Agreement Amendment"); and 2) Amended and Restated Administration Agreement between the Trust and JNAM ("Administration Agreement Amendment," and collectively with the Sub-Advisory Agreement Amendment and the Administration Agreement Amendment, the "Agreement Amendments").

The Sub-Adviser Appointment and Strategy Changes that are being proposed will convert the Fund from a fund-of-funds that is designed to invest in a group of three underlying funds that are advised by JNAM and sub-advised by Franklin or its affiliates to an actively managed Fund.  As a result of the structural change from a fund-of-funds to an actively managed Fund, the Fund's advisory and administrative fees will increase.  JNAM will continue to serve as its investment adviser and administrator, but Franklin will serve as the Fund's new sub-adviser and provide the day-to-day management for the Fund. The name of the Fund will change to the JNL/Franklin Templeton Growth Allocation Fund.

A full description of the Sub-Adviser Appointment, Strategy Changes, and Agreement Amendments will be contained in a proxy statement, which is expected to be mailed to shareholders of the Fund on or about February 14, 2019.   Shareholders will be asked to consider and vote on the Strategy Changes and Agreement Amendments at a special meeting of shareholders expected to be held on March 15, 2019.  If approved by shareholders, the Sub-Adviser Appointment, Strategy Changes, and Agreement Amendments will become effective on or around April 29, 2019. No assurance can be given that the Strategy Changes and Agreement Amendments will be approved by shareholders.

Fund Name, Investment Objective, Investment Strategy, and Primary and Secondary Benchmark Changes for the JNL/Mellon Capital European 30 Fund

On December 10-12, 2018, the Board of Trustees (the "Board") of the Trust approved a fund name change for the JNL/Mellon Capital European 30 Fund (the "Fund") and changes to the Fund's investment objective, investment strategy, and primary and secondary benchmarks (the "Strategy Changes").  In connection with the Strategy Changes, the Board approved certain changes to the Fund's advisory and sub-advisory fee schedules, effective April 29, 2019. Shareholders will be sent a proxy statement containing additional information on the Strategy Changes.

The Strategy Changes that are being proposed will convert the Fund from a passively managed fund that invests in the securities of 30 companies selected from the MSCI Europe Index to a passively managed fund that invests in securities that comprise the RAFI® Fundamental Europe Index. In connection with the Strategy Changes, there are changes to the Fund's advisory and sub-advisory fee schedules. Specifically, a change to the Fund's advisory fee schedule will eliminate a breakpoint in the current fee schedule and use a lower fee rate for that net asset level. The changes to the Fund's sub-advisory fee schedule will change the Fund's breakpoints so that the sub-advisory fee rates are the same or lower at any level of net assets.  The Fund will pay a license fee pursuant to a new license agreement between JNAM and RAFI Indices, LLC ("RAFI"), which will increase the Fund's total annual operating expenses. These fee changes are effective April 29, 2019.  JNAM will continue to serve as its investment adviser and administrator, and BNY Mellon Asset Management North America Corporation will continue to serve as the Fund's sub-adviser. The name of the Fund will change to the JNL/RAFI® Fundamental Europe Fund.

A full description of the Strategy Changes will be contained in a proxy statement, which is expected to be mailed to shareholders of the Fund on or about February 14, 2019.   Shareholders will be asked to consider and vote on the Strategy Changes at a special meeting of shareholders expected to be held on March 15, 2019.  If approved by shareholders, the Strategy Changes will become effective on or around April 29, 2019. No assurance can be given that the Strategy Changes will be approved.

Fund Name, Investment Objective, Investment Strategy, and Primary and Secondary Benchmark Changes for the JNL/Mellon Capital Pacific Rim 30 Fund

On December 10-12, 2018, the Board of Trustees (the "Board") of the Trust approved a fund name change for the JNL/Mellon Capital Pacific Rim 30 fund. (the "Fund") and changes to the Fund's investment objective, investment strategy, and primary and secondary benchmarks (the "Strategy Changes").  In connection with the Strategy Changes, the Board approved certain changes to the Fund's advisory and sub-advisory fee schedules, effective April 29, 2019. Shareholders will be sent a proxy statement containing additional information on the Strategy Changes.

The Strategy Changes that are being proposed will convert the Fund from a passively managed fund that invests in the securities of 30 companies selected from the MSCI Pacific Index to a passively managed fund that invests in securities that comprise the RAFI® Asia Developed Index.  In connection with the Strategy Changes, there are changes to the Fund's advisory and sub-advisory fee schedules will decrease. Specifically, a change to the Fund's advisory fee schedule will eliminate a breakpoint in the current fee schedule and use a lower fee rate for that net asset level. The changes to the Fund's sub-advisory fee schedule will change the Fund's breakpoints so that the sub-advisory fee rates are the same or lower at any level of net assets.  The Fund will pay a license fee pursuant to a new license agreement between JNAM and RAFI Indices, LLC ("RAFI"), which will increase the Fund's total annual operating expenses. These fee changes are effective April 29, 2019.  JNAM will continue to serve as the Fund's investment adviser and administrator, and BNY Mellon Asset Management North America Corporation will continue to serve as the Fund's sub-adviser. The name of the Fund will change to the JNL/RAFI® Fundamental Asia Developed Fund.

A full description of the Strategy Changes will be contained in a proxy statement, which is expected to be mailed to shareholders of the Fund on or about February 14, 2019.   Shareholders will be asked to consider and vote on the Strategy Changes at a special meeting of shareholders expected to be held on March 15, 2019.  If approved by shareholders, the Strategy Changes will become effective on or around April 29, 2019. No assurance can be given that the Strategy Changes will be approved.

Sub-Adviser Change and Name Change for the JNL/Goldman Sachs Core Plus Bond Fund

On December 10-12, 2018, the Board of Trustees (the "Board") of the Trust approved a change in sub-adviser for the JNL/Goldman Sachs Core Plus Bond Fund (the "Fund") and a change in the Fund's name.  Shareholders will be sent an Information Statement containing additional information regarding the change of sub-adviser for the Fund.  Effective April 29, 2019, the Fund will be sub-advised by FIAM LLC and the name of the Fund will change to the JNL/Fidelity Institutional Asset Management® Total Bond Fund.  The changes in sub-adviser and Fund name are not subject to shareholder approval.

Sub-Adviser Change and Name Change for the JNL/AB Dynamic Asset Allocation Fund
On December 10-12, 2018, the Board of Trustees (the "Board") of the Trust approved a change in sub-adviser for the JNL/AB Dynamic Asset Allocation Fund (the "Fund") and a change in the Fund's name.  Shareholders will be sent an Information Statement containing additional information regarding the change of sub-adviser for the Fund.  Effective April 29, 2019, the Fund will be sub-advised by J.P. Morgan Investment Management Inc. and the name of the Fund will change to the JNL/JPMorgan Global Allocation Fund.  The changes in sub-adviser and Fund name are not subject to shareholder approval.

This Supplement is dated December 18, 2018.